UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  May 20, 2025
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CDW CORPORATION
(Exact name of registrant as specified in its charter)
_______________________________

Delaware	001-35985	26-0273989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 N. Milwaukee Avenue
Vernon Hills, Illinois		60061
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (847) 465-6000
None
(Former name or former address, if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CDW	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 20, 2025, CDW Corporation (the “Company”) held the 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The final voting results for each of the matters submitted to a stockholder vote at the Annual Meeting are set forth below.

1.	The stockholders elected the eleven directors listed below with terms expiring at the Company’s 2026 Annual Meeting of Stockholders, subject to the election and qualification of their successors, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Election of Directors
Virginia C. Addicott	115,843,130	176,748	51,200	4,786,930
James A. Bell	115,079,721	937,482	53,875	4,786,930
Lynda M. Clarizio	111,931,882	4,087,152	52,044	4,786,930
Anthony R. Foxx	112,424,038	3,594,801	52,239	4,786,930
Kelly J. Grier	112,319,687	3,698,921	52,470	4,786,930
Marc E. Jones	115,844,838	169,590	56,650	4,786,930
Christine A. Leahy	108,775,582	4,102,493	3,193,003	4,786,930
Sanjay Mehrotra	111,171,380	4,833,368	66,330	4,786,930
David W. Nelms	113,499,152	2,518,720	53,206	4,786,930
Joseph R. Swedish	111,905,485	4,093,707	71,886	4,786,930
Donna F. Zarcone	112,548,117	3,456,316	66,645	4,786,930

2.	The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory Vote on Executive Compensation	105,709,256	10,154,545	207,277	4,786,930

3.	The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of Independent Registered Public Accounting Firm	118,263,931	2,554,181	39,896	‒

4.	The stockholders approved a stockholder proposal regarding stockholder right to act by written consent, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Stockholder Proposal Regarding Stockholder Right to Act by Written Consent	59,071,051	56,860,442	139,585	4,786,930

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date:	May 22, 2025	By:	/s/ Frederick J. Kulevich
Frederick J. Kulevich
Chief Legal Officer, Executive Vice President, Risk and Compliance, and Corporate Secretary